                  FORM OF LIMITED GUARANTY AND PLEDGE AGREEMENT

         THIS LIMITED GUARANTY AND PLEDGE AGREEMENT (this "AGREEMENT") is made as of February 28, 2005, between YOUTHSTREAM MEDIA NETWORKS, INC., a Delaware corporation (the "PLEDGOR"), and ATACAMA CAPITAL HOLDINGS, LTD., a British
Virgin Islands company (the "SECURED PARTY"), with reference to the facts set forth below.

         WHEREAS, Pledgor has agreed to provide a limited guaranty with respect to the obligations of its affiliate YouthStream Acquisition Corp., a Delaware corporation (the "BORROWER") to repay certain 8% Subordinated Secured Notes due
February 28, 2015 in the aggregate principal amount of $21,000,000 pursuant to a
Note Purchase Agreement dated as of February 25, 2005 (the "NOTE PURCHASE
AGREEMENT"); and

         WHEREAS, as a condition to the Note Purchase Agreement, Pledgor has agreed to execute and deliver this Agreement to secure the obligations of the
Borrower under the Note Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows:

         1. Limited Recourse Guaranty. Pledgor hereby, on a limited recourse basis as provided in Section 4 below, guarantees the Obligations (as defined below) of the Borrower to the Secured Party under the Note Purchase Agreement, subject to the terms and conditions of this Agreement.

         2. Grant of Security Interest. To secure its obligations under Section
1, Pledgor hereby pledges, assigns, transfers and delivers to the Secured Party, and hereby grants in favor of the Secured Party, a continuing security interest, as collateral security for the payment and performance in full when due by the
Pledgor of the Obligations, defined below, in and to the following
(collectively, the "COLLATERAL"):

            2.1 Pledged Borrower Stock. The capital stock of the Borrower as identified on Exhibit A hereto is hereby pledged (the "PLEDGED BORROWER STOCK")
and, if any certificate evidences the Pledged Borrower Stock, it shall be held by the Secured Party, together with an assignment of the Pledged Borrower Stock duly executed in blank, until the Note is paid in full and all Obligations are satisfied. Notwithstanding the foregoing, prior to the occurrence of any default in the payment or performance of Pledgor of the Obligations, subject to all applicable grace or cure periods, Pledgor shall not be required to cause any of the Pledged Borrower Stock to be registered on the books and records of the
Borrower in the name of the Secured Party.

            2.2 Additional Pledged Securities. All additional or other securities to which the registered owner of the Pledged Borrower Stock now or hereafter may become entitled to receive by reason of such ownership, in exchange or replacement for the Pledged Borrower Stock or in connection with any dividend, liquidating dividend, share split, recapitalization, reclassification, combination or other change in the capital structure of the Borrower or any entity in which the Borrower owns, directly or indirectly, any interest, whether by merger, consolidation, sale of assets, exchange of shares or any other manner whatsoever, together with

the certificates or other instruments representing such shares and securities, duly endorsed in blank or accompanied by stock powers duly executed in blank or, at the election of the Secured Party, duly endorsed for transfer to the Secured
Party (collectively, the "ADDITIONAL PLEDGED SECURITIES").

            2.3 Dividends and Distributions. All cash, instruments, securities, rights and other property, including without limitation all cash dividends and distributions, liquidating dividends or distributions, non-cash dividends or distributions, subscription rights, warrants, options, interest and other distributions, now or hereafter received, receivable or otherwise distributed on or with respect to any of the Collateral described in Sections 1.1 or 1.2 above
(collectively, the "DISTRIBUTIONS"); provided, however, that unless and until there shall have occurred a default in the payment or performance by Pledgor of the Obligations, subject to all applicable grace or cure periods, Pledgor shall be entitled to any Distributions that are made prior such default.

            2.4 Proceeds. All proceeds and all property received wholly or partly in trade or exchange for such Collateral, and all revenues, issues, profits and proceeds arising from the sale, transfer, conveyance, encumbrance, hypothecation or any other temporary or permanent disposition of the Collateral or any interest therein (whether or not authorized under the Note or this
Agreement).

         3. Obligations Secured. This Agreement is made, and the security interest and pledge herein is given, to secure the payment and performance in full by the Pledgor of all obligations of the Pledgor owing to the Secured Party under the Note and the Note Purchase Agreement, together with all extensions, amendments, restatements, modifications, supplements and renewals thereof, when the same shall become due (the "OBLIGATIONS").

         4. Limited Recourse. Notwithstanding any provision herein to the contrary, the parties agree that the Secured Party's sole recourse under this
Agreement shall be to take possession and ownership of the Collateral and in no event shall the obligations of the Pledgor under this Agreement be deemed to be general obligations of the Pledgor or shall the Pledgor have any liability to the Secured Party under this Agreement except to the extent of the Collateral.

         5. Delivery of Certificates.

            5.1 Delivery of Additional Pledged Securities and Other Collateral.
If the Pledgor receives any of the Additional Pledged Securities or other
Collateral, the Pledgor immediately shall transfer and deliver to the Secured
Party the Additional Pledged Securities and such other Collateral, together with all certificates and instruments representing or evidencing the same, which certificates and instruments shall be duly endorsed in blank or accompanied by an assignment of the Additional Pledged Securities duly executed in blank, each in form and substance satisfactory to the Secured Party. Upon a default in the payment on performance by the Pledgor of the Obligations, at the election of the
Secured Party, the Pledgor shall cause any Additional Pledged Securities to be registered on the books and records of the Borrower in the name of the Secured
Party, at the expense of the Pledgor.

            5.2 Termination of Security Interest. This Agreement and the
security interest and power of attorney granted herein shall terminate, and all rights in any remaining Collateral shall revert to the Pledgor upon satisfaction of all Obligations. Upon such termination, the Secured Party shall deliver to the Pledgor, at the Pledgor's sole expense, all certificates and instruments representing or evidencing the Pledged Borrower Stock to be released in accordance with the foregoing provisions, together with all Additional Pledged
Securities and other Collateral (if any) related to the Pledged Borrower Stock to be released held by the Secured Party hereunder. Notwithstanding any other provision herein to the contrary, in no event shall Pledgor be entitled to a release with respect to any Collateral, until such time as the Obligations have been satisfied in full.

         6. Representations and Warranties. The Pledgor hereby represents, warrants and covenants to the Secured Party:

            6.1 Security Interests. The security interest granted to the Secured
Party pursuant to this Agreement constitutes a valid security interest in the
Collateral, subject to no prior liens or security interests whatsoever.

            6.2 No Liens. The Pledgor owns, and at all times hereafter shall own, the Collateral free and clear of any and all liens, other than the liens created hereby and liens in favor of holders of Priority Debt, as defined in the
Note Purchase Agreement. The Pledgor shall defend the Collateral against any and all liens, howsoever arising (not including the liens created by this Agreement and liens in favor of holders of Priority Debt, as defined in the Note Purchase
Agreement).

            6.3 Ownership of the Collateral. The Pledgor is, and at all times hereafter shall be, the sole owner of the Collateral. The Pledgor is and shall be the record owner of the Pledged Borrower Stock and any other securities that may be pledged hereunder from time to time.

         7. Covenants of the Pledgor Applicable at All Times. Until the full and final satisfaction and discharge of all Obligations, the Pledgor shall in all cases subject to Section 4 above:

            7.1 Payment and Performance of the Obligations. Pay (or cause the
Borrower to pay) promptly to the Secured Party all amounts payable on the
Obligations as and when the same shall be due and payable, and otherwise perform the Obligations when due as requested by the Secured Party.

            7.2 Payment of Taxes. Prior to delinquency, pay all taxes, assessments and liens of any kind whatsoever levied or assessed against the
Collateral or any part thereof.

            7.3 Not Transfer the Collateral. Not sell, contract to sell, lease, contract to lease, encumber, transfer, hypothecate or permit or suffer any lien
(other than the liens created hereby) or judgment or other judicial or involuntary lien against, or otherwise convey or dispose of, the Collateral or any part thereof, without the prior express written consent of the Secured Party which may be withheld for any reason whatsoever.

            7.4 Comply with Note Purchase Agreement. Comply in all respects with, and perform all of its obligations under, the Note Purchase Agreement.

         8. Further Actions.

            8.1 Additional Filings and Other Actions. The Pledgor shall, at its sole cost and expense (including the payment of all filing fees whether the items are filed by the Pledgor or the Secured Party), promptly execute and deliver all further documents, instruments, assignments, endorsements and other agreements, and take all such further actions that may be necessary or desirable or that the Secured Party may reasonably request, in order to adequately perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise or enforce any or all of its rights and remedies hereunder with respect to any or all of the Collateral. Without limiting the generality of the foregoing, the Pledgor shall (a) if at any time hereafter, due to any change in circumstances, including without limitation, any change in applicable law or any decisions hereafter made by a court construing any applicable law, it is in the reasonable opinion of counsel for the Secured
Party necessary or desirable to file or record this Agreement or any financing statement or other document, instrument, assignment or other agreement respecting this Agreement or the security interests granted hereunder, execute and deliver any instrument or instruments that may be necessary or appropriate, as determined in the sole discretion of the Secured Party, to make such filing or recording effective; and (b) upon the request of the Secured Party, mark conspicuously each certificate, document, agreement, instrument, book or record respecting, included in or pertaining to the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that such certificate, document, agreement, instrument, book or record is subject to a security interest granted to the Secured Party hereby.

            8.2 Financing and Continuation Statements. The Pledgor hereby authorizes the Secured Party, with notice to the Pledgor, to file one or more financing or continuation statements, and amendments thereto, relating to any and all of the Collateral, without the signature of the Pledgor where permitted by applicable law. A carbon, photographic or other reproduction of this
Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            8.3 Change of Address. The Pledgor shall provide to the Secured
Party, promptly upon the occurrence of the same, written notice of any change in the address of the Pledgor.

         9. Rights as a Stockholder. Notwithstanding the pledge of the Pledged
Borrower Stock hereunder, unless and until there shall have occurred a default in the payment or performance by the Pledgor of the Obligations, subject to all applicable grace or cure periods, the Pledgor shall exercise all rights and privileges as a stockholder of the Borrower with respect to the Collateral, including, but not limited to, voting, economic and management rights and privileges.

         10. Attorney-In-Fact. Subject to the rights of the Pledgor provided for in this Agreement, effective only upon a default by Pledgor in the payment or performance of the Obligations, subject to all applicable grace or cure periods, the Pledgor hereby irrevocably

appoints the Secured Party as the Pledgor's attorney-in-fact with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the
Secured Party or otherwise, from time to time in the Secured Party's sole discretion, to take any action and to execute any document, instrument or other agreement which the Secured Party may deem necessary or advisable, in its sole discretion, to accomplish the purposes of this Agreement, including without limitation (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral; (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection therewith; and
(c) to file any claims or take any action or institute any proceedings which the
Secured Party may deem necessary or desirable for the collection of any of the
Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

         11. Rights of the Secured Party Upon Default.

            11.1 In General. Subject at all times to Section 4 above, upon the occurrence of a default in the payment or performance of any of the Obligations, subject to all applicable grace or cure periods, or at any time thereafter, and in each and every case, the Secured Party shall be entitled, at its option, to take any or all of the following actions:

                 (a) Exercise all rights and remedies of a secured party under the Delaware Uniform Commercial Code (the "CODE") and take any and all other actions allowed by law to enforce the Secured Party's rights; and/or

                 (b) Incur expenses (including, without limitation, reasonable attorneys' fees and costs), including, but not limited to, any fees and costs incurred in any bankruptcy proceeding by Pledgor or in the exercise of any right or remedy hereunder, the repayment of which is (without limitation) secured by this Agreement as an Obligation.

            11.2 Sale of Pledged Stock. Upon the occurrence of a default in the payment or performance of any of the Obligations, subject to all applicable grace or cure periods, or at any time thereafter, and in each and every case, the Secured Party may sell all or any portion of the Collateral in a private or public sale in accordance with applicable law (with prior notice of such sale being given to the Pledgor) and, in addition or as an alternative, pursue any and all legal and equitable remedies provided by law or any remedies specified in this Agreement. In the event a public or private sale of the Collateral is effected, it is expressly understood and agreed by Pledgor that the Secured
Party shall be entitled to bid for and purchase the Collateral at such public sale or, to the extent then lawful, at such private sale. In the event of any sale, public or private, the proceeds of such sale of the Collateral shall be applied in the following order of priority:

                 (a) To the payment of expenses incurred in connection with any such sale, transfer or delivery of all or any portion of the Collateral;

                 (b) To the payment of any other costs, fees or expenses
incurred or paid by the Secured Party in exercising any right, power or remedy conferred by this Agreement and the Note;

                 (c) To the repayment of any amount owed to the Secured Party arising out of or in connection with the Obligations or this Agreement and the
Note (to the extent not addressed above); and

                 (d) Any balance remaining shall be paid to the person or
persons entitled thereto upon proper demand being made therefor.

            11.3 Private Sales. Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, or similar state laws, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any private sale so made may be at prices and on other terms less favorable to
Pledgor than if the Collateral were sold at a public sale, and that the Secured
Party shall have no obligation to register, or to delay, the sale of any of the
Collateral for the period of time necessary to permit the registration of the
Collateral for public sale under the Act. Pledgor also acknowledges and agrees that any such private sale shall be deemed "commercially reasonable" within the meaning of the Code.

            11.4 Rights on Default. Upon the occurrence of a default in the payment or performance of any of Pledgor's Obligations (but subject to all applicable grace or cure periods) or at any time thereafter, and in each and every case, the Secured Party shall be entitled to have the Collateral registered in its name and shall have all rights and remedies of a secured party under the Code with respect to the Collateral, in addition to the rights and remedies provided in this Agreement and/or by applicable law, unless such default shall have been waived in writing by the Secured Party (in the Secured
Party's sole discretion). The Secured Party may elect to retain the Collateral upon a default in the payment or performance of the Obligations (subject to all applicable grace or cure periods) and cancel the Obligations.

            11.5 Notice Period With Respect to a Proposed Sale of Collateral.
Notwithstanding any other provision herein to the contrary, Pledgor acknowledges and agrees that in the event of a default, five (5) Business Days (as defined in the Note Purchase Agreement) notice of a proposed sale of the Collateral shall be deemed to be reasonable notice under the Code.

            11.6 Cumulative Remedies. Except as otherwise provided herein, the rights and remedies provided for in this Agreement are cumulative and in addition to and shall not restrict or limit any other rights and remedies available at law or in equity.

         12. Miscellaneous.

            12.1 Notices. Any notice, request, instruction or other document required or permitted to be given under this Agreement shall be delivered in accordance with the provisions of Section 18 of the Note Purchase Agreement, and the provisions of such section are incorporated herein by reference.

            12.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

            12.3 Severability. Each term, covenant, condition or provision of this Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provision shall be deemed by a court of competent jurisdiction to be invalid, the remaining provisions shall continue in full force and effect.

            12.4 Amendments. The provisions of this Agreement may not be waived, altered, amended or repealed in whole or in part except by the express written consent of the parties hereto.

            12.5 Waiver or Delay. The failure or delay on the part of the
Secured Party to exercise any right or remedy, power or privilege hereunder shall not operate as a waiver thereof. A waiver by the Secured Party, to be effective, must be in writing and signed by the Secured Party. A written waiver of a default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

            12.6 Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns except as otherwise provided herein.

            12.7 Necessary Acts. The Pledgor shall perform any further acts and execute and deliver any additional agreements, assignments, documents or instruments that may be reasonably necessary to carry out the provisions or to effectuate the purposes of this Agreement.

            12.8 Assignment. Neither this Agreement nor any of the rights, benefits, obligations or duties hereunder may be assigned or transferred by the
Pledgor. Any purported assignment or transfer by the Pledgor shall be void.

            12.9 Governing Law. This Agreement and all subsequent agreements between the parties shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

            12.10 Headings and Captions. The headings and captions used herein are solely for the purpose of reference only and are not to be considered as construing or interpreting the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

                        PLEDGOR:

                        YOUTHSTREAM MEDIA NETWORKS, INC.

                        By:
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                        Name:
                               ------------------------------------------------
                        Title:
                               ------------------------------------------------

                        SECURED PARTY:

                        ATACAMA CAPITAL HOLDINGS, LTD.

                        By:
                               ------------------------------------------------
                        Name:
                               ------------------------------------------------
                        Title:
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                                    Exhibit A
                             Pledged Borrower Stock

Capital Stock                                          Number of Shares
-------------                                          ----------------
Series A Voting Common Stock                           33,604